UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

YOU ON DEMAND HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	ID Number)

27 Union Square, West Suite 502
New York, New York 10003
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-206-1216

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

YOU On Demand Holdings, Inc. (the “Company”) previously engaged UHY LLP (“UHY”) as its independent auditor for the fiscal year ending December 31, 2014. UHY has served as the independent auditor for the Company since August, 1, 2007. On June 24, 2014, the Company’s audit committee authorized the dismissal of UHY as its independent registered public accounting firm. The dismissal became effective on June 25, 2014.

UHY’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that both reports contain an explanatory paragraph regarding the going concern assumption.

During the Company’s fiscal years ended December 31, 2013 and 2012,  and through June 25,  2014, there have been (i) no disagreements with UHY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to UHY’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of  Regulation S-K, except that for the fiscal years ended December 31, 2013 and 2012, the Company’s Board of Directors discussed with UHY the existence of a material weakness in the Company’s internal control over financial reporting, as more fully described in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2013 and December 31, 2012, filed on March 31, 2014 and April 8, 2013, respectively, with the Securities and Exchange Commission.

On June 25, 2014 the board of directors of the Company authorized the engagement of KPMG Huazhen (Special General Partnership) (“KPMG”) as the Company’s independent registered public accounting firm effective July 1, 2014. During the Company’s fiscal years ended December 31, 2013 and 2012 and through the date of this Form 8-K, the Company did not consult with KPMG regarding any of the matters or events set forth in item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided UHY with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that UHY send a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to UHY, and, upon receipt, will file a copy of such letter as an exhibit to an amendment to this Form 8-K.

Exhibit No.	Description
16.1	Letter from UHY LLP to the Securities and Exchange Commission, dated July 1, 2014

Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOU ON DEMAND HOLDINGS, INC.

By:	/s/ Marc Urbach
	Name:	Marc Urbach
	Title:	President and Chief Financial Officer

Date: July 1, 2014